Exhibit 10.3

CONSENT AND ASSUMPTION AGREEMENT

THIS CONSENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of this 30th day of April, 2019 (“Effective Date”), by and among:

3596 ALPINE AVE, LLC, a Delaware limited liability company (“Borrower”);

CF REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Original Guarantor”);

RODIN GLOBAL PROPERTY TRUST, INC., a Maryland corporation (the “Substitute Guarantor”); and

Wells Fargo Bank, National Association, as Trustee for the benefit of the registered holders of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-Through Certificates, Series 2017-C2 (“Noteholder”), whose Master Servicer is Midland Loan Services, a division of PNC Bank, National Association (“Midland”).

BACKGROUND

A.On or about July 11, 2017, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Original Lender”) made a certain loan and extended credit in the amount of $4,500,000.00 (the “Loan”) to Borrower pursuant to the Loan Agreement (as defined in Exhibit “A”).

B.The Loan is evidenced by the Note (as defined in Exhibit “A”) and secured, in part, by the Mortgage (as defined in Exhibit “A”).  The Note, Loan Agreement, Mortgage and such security agreements, guarantees and other documents and instruments executed by Borrower and others from time to time in connection with the Loan are hereinafter referred to collectively as, the “Loan Documents.”

C.Noteholder is the current owner and holder of the Note and Loan and all collateral thereof and agreements and documents relating thereto, including the Loan Documents.

D.Borrower and Original Guarantor have requested Noteholder’s consent to the assumption by Substitute Guarantor of the liabilities and obligations of Original Guarantor under the Guaranty (as defined in Exhibit “A”) and the Environmental Indemnity (as defined in Exhibit “A”) (the “Guarantor Substitution”).

E.Upon the conditions set forth herein, Noteholder is willing to consent to (i) the Guarantor Substitution and (ii) the release of Original Guarantor from all liability under the Guaranty and the Environmental Indemnity accruing after such Guarantor Substitution (collectively, the “Transaction”).

TERMS

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower, Original Guarantor, Substitute Guarantor, and Noteholder agree as follows:

1.Consent by Noteholder.  Subject to the terms of this Agreement, Noteholder hereby consents to the Transaction.

2.No Release of Borrower; Borrower’s Ratification.  As a further condition to Noteholder entering into this Agreement and consenting to the Transaction, Noteholder has required Borrower to ratify its liabilities and obligations under the Note and the other Loan Documents.  Borrower hereby ratifies and confirms all its obligations and liabilities under the Note and the other Loan Documents.  Borrower hereby consents to the Transaction.  Noteholder does not consent to the release of Borrower from any of its liabilities or obligations under the Note or the other Loan Documents, and nothing in this Agreement shall be construed to in any way release Borrower from any liability or obligation under the Note or the other Loan Documents.

3.Assumption by Substitute Guarantor.  As a condition to Noteholder entering into this Agreement and giving its consent to the Transaction, Noteholder has required that Substitute Guarantor assume the obligations and liabilities of Original Guarantor as “Guarantor” under the Guaranty and as “Non-Borrower Indemnitor” under the Environmental Indemnity, and Noteholder would not be entering into this Agreement without such assumption of liability by Substitute Guarantor.  Substitute Guarantor has a direct or indirect interest in Borrower and the transactions described herein are a benefit to Borrower and Substitute Guarantor. Substitute Guarantor hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Original Guarantor as “Guarantor” under the Guaranty and as “Non-Borrower Indemnitor” under the Environmental Indemnity.  Substitute Guarantor agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Substitute Guarantor had originally executed and delivered the Guaranty and the Environmental Indemnity instead of Original Guarantor and as if Original Guarantor has never and/or had never been released of any obligation or liability under any Loan Document.  For the period from the inception of time up to and including the Effective Date, a reference in any Loan Document, including without limitation the Guaranty and the Environmental Indemnity, to Original Guarantor, therefore, shall also be deemed a reference to Substitute Guarantor. For the period from and after the Effective Date, a reference in any Loan Document, including without limitation the Guaranty and the Environmental Indemnity, to Original Guarantor shall be deemed a reference to only Substitute Guarantor. Substitute Guarantor hereby consents to the release by Noteholder of Original Guarantor’s obligations and liabilities under the Guaranty, the Environmental Indemnity and the other Loan Documents to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date; Substitute Guarantor hereby acknowledges that any such release of Original Guarantor shall not affect Substitute Guarantor’s obligations and liabilities under the Guaranty or Environmental Indemnity.

4.Release of Original Guarantor.  Subject to the terms of this Agreement and as set forth below, Noteholder hereby releases Original Guarantor from further personal liability under the Guaranty and Environmental Indemnity for any acts or events occurring or obligations arising after the Effective Date which are not caused by, or do not arise out of, any acts or events occurring or obligations arising prior to or simultaneously with the Effective Date; provided, however, the provisions of this paragraph shall not (i) constitute a waiver, release or impairment of any obligation under the Note or the other Loan Documents of Original Guarantor for any acts or events occurring, or obligations arising, prior to or simultaneously with, the Effective Date; and (ii) impair the right of Noteholder to bring suit against Original Guarantor for any acts or events occurring, or obligations arising, prior to or simultaneously with the Effective Date.  Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by the Note or the lien of the Loan Documents upon the Property, or (2) preclude Noteholder from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Noteholder except as stated in this paragraph.

5.Conditions.  It shall be a condition to the effectiveness of this Agreement that on or before the execution hereof by Noteholder: (i) Noteholder shall have received recent financial statements from Substitute Guarantor and such other information as Noteholder may reasonably require to confirm that Substitute Guarantor satisfies the requirements set forth in the definition of “Qualified Replacement Guarantor” (as defined in the Loan Agreement); (ii) Noteholder shall have received copies of the organizational documents of Substitute Guarantor (in form and substance reasonably satisfactory to Noteholder), including resolutions, consents, articles of incorporation, bylaws, good standing certificate, and other relevant organizational certifications, as applicable and (iii) Borrower, Original Guarantor and Substitute Guarantor shall execute and/or deliver to Noteholder such additional information as may be reasonably required by Noteholder to confirm that Substitute Guarantor satisfies the requirements set forth in the definition of “Approved Replacement Guarantor” as defined in the Loan Agreement.

6.Borrower’s Representations and Warranties.  To induce Noteholder to enter into this Agreement, Borrower hereby represents and warrants to Noteholder that:

(a)Borrower is validly existing under the laws of the state of its organization and has full power and authority to enter into this Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the obligations provided for herein and therein, and to perform and carry out the terms of the Loan Documents, all of which have been duly authorized by all necessary entity action of Borrower, and no consent or approval of any third party is required as a condition to the validity or enforceability hereof or thereof;

(b) this Agreement has been duly executed and delivered by Borrower;

(c) this Agreement will constitute the valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the recourse/non-recourse provisions of the Loan Documents;

(d) the execution, delivery and performance by Borrower of this Agreement will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, or (ii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other material document or obligation to which Borrower is a party or by which Borrower, or any of Borrower’s property, is bound;

(e)there is no action, suit, proceeding or investigation pending or threatened that challenges the validity or enforceability of this Agreement or any of the Loan Documents, or any action required to be taken pursuant hereto or thereto;

(f) no Event of Default has occurred and is continuing under the Loan Documents; and

(g) Intentionally deleted.

7.Original Guarantor’s Representations and Warranties.  To induce Noteholder to enter into this Agreement, Original Guarantor hereby represents and warrants to Noteholder that:

(a)Original Guarantor is validly existing under the laws of the state of its organization and has full power and authority to enter into this Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary entity action of Original Guarantor, and no consent or approval of any third party is required as a condition to the validity or enforceability hereof or thereof;

(b)this Agreement has been duly executed and delivered by Original Guarantor;

(c) this Agreement will constitute the valid and legally binding obligation of Original Guarantor, enforceable against Original Guarantor in accordance with its terms;

(d) the execution, delivery and performance by Original Guarantor of this Agreement will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, or (ii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other material document or obligation to which Original Guarantor is a party or by which Original Guarantor, or any of Original Guarantor’s property, is bound;

(e)there is no action, suit, proceeding or investigation pending or threatened that challenges the validity or enforceability of this Agreement or any of the Loan Documents, or any action required to be taken pursuant hereto or thereto;

(f)Intentionally deleted; and

(g) no Event of Default has occurred and is continuing under the Guaranty, Environmental Indemnity or other Loan Documents.

8.Substitute Guarantor’s Representations and Warranties.  To induce Noteholder to enter into this Agreement, Substitute Guarantor hereby represents and warrants to Noteholder that:

(a)Substitute Guarantor is validly existing under the laws of the state of its organization and has full power and authority to enter into this Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the obligations provided for herein and therein, and to perform and carry out the terms of those Loan Documents to which Substitute Guarantor is a party, all of which have been duly authorized by all necessary entity actions of Substitute Guarantor and no consent or approval of any third party is required as a condition to the validity or enforceability hereof or thereof;

(b) this Agreement has been duly executed and delivered by Substitute Guarantor;

(c) this Agreement will constitute the valid and legally binding obligation of Substitute Guarantor, enforceable against Substitute Guarantor in accordance with its terms;

(d) the execution, delivery and performance by Substitute Guarantor of this Agreement will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, or (ii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other material document or obligation to which Substitute Guarantor is a party or by which Substitute Guarantor, or any of Substitute Guarantor’s property, is bound;

(e)there is no action, suit, proceeding or investigation pending or threatened that challenges the validity or enforceability of this Agreement or any of the Loan Documents, or any action required to be taken pursuant hereto or thereto;

(f) as of the Effective Date, there has been no material adverse change in the financial information relating to Substitute Guarantor provided to Midland in connection with Substitute Guarantor’s request to Noteholder to consent to the Guarantor Substitution and that all funds provided by any of the parties to this Agreement (other than Noteholder) are in the form of capital contributions or purchase monies and are not secured by, directly or indirectly, any interest in Borrower or the Property; and

(g) no Event of Default has occurred and is continuing under the Guaranty, the Environmental Indemnity or the other Loan Documents.

9.Releases, Covenants Not to Litigate, and Assignments.  For the period from the inception of the Loan to and including the Effective Date, and in consideration for Noteholder’s consent given herein, Borrower, Original Guarantor and Substitute Guarantor (Borrower, Original Guarantor and Substitute Guarantor are sometimes collectively referred to as “Releasing Parties”) hereby:

(i)fully and finally acquits, quitclaims, releases and discharges each of the Released Parties (the term “Released Parties” shall be defined as Original Lender, Noteholder, Midland, and their respective officers, directors, members, representatives, employees, servicers, agents and attorneys) of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action (including claims and causes of action for usury) to, of or for the benefit (whether directly or indirectly) of the Releasing Parties, or any or all of them, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by the Releasing Parties or any or all of them on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely (x) the Note or any of the Loan Documents, or (y) this Agreement (except for the extent of the Released Parties obligations under this Agreement);

(ii)waives any and all defenses to payment of the Note for any reason arising on or prior to the Effective Date; and

(iii)waives any and all defenses, counterclaims or offsets to the Loan Documents ((i), (ii), and (iii) above are collectively referred to as the “Released Claims”) arising on or prior to the Effective Date.

10.Anti-Money Laundering/International Trade Law Compliance.

(a)Borrower and Substitute Guarantor (each as to itself only) hereby represent and warrant to Noteholder that no Covered Entity (as defined in Exhibit “B”) is a Sanctioned Person (as defined in Exhibit “B”) and that no Covered Entity, either in its own right or through any third party, (i) has any of its assets in a Sanctioned Country (as defined in Exhibit “B”)  or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law (as defined in Exhibit “B”); (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b)Borrower and Substitute Guarantor covenant and agree that: (A) no Covered Entity will become a Sanctioned Person; (B)  no Covered Entity, either in its own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of the Loan to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C)  funds used to repay the obligations under the Loan will not be derived from any unlawful activity; (D) each Covered Entity shall comply with all Anti-Terrorism Laws;  (E) Borrower shall promptly notify Noteholder in writing upon the occurrence of a Reportable Compliance Event.

(c)A breach of any term or provision of this Section 10 shall be an “Event of Default” under the Loan Documents.

11.USA PATRIOT Act Notice.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each borrower that opens an account.  What this means: when the borrower opens an account, Noteholder will ask for the business name, business address, taxpayer identifying number and other information that will allow Noteholder to identify the borrower, such as organizational documents. For some businesses and organizations, Noteholder may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

12.APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE FOR WHICH SECTION 10.3 OF THE LOAN AGREEMENT PROVIDES THAT THE LOAN AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED WITH.

13.Expenses of Noteholder.  Borrower, Original Guarantor and Substitute Guarantor hereby agree to pay Noteholder’s actual out-of-pocket costs and expenses incurred by Noteholder in connection with the preparation, negotiation and execution of this Agreement, as well as Noteholder’s legal fees and expenses.  Noteholder hereby acknowledges receipt from Borrower of a $5,000.00 processing fee and a $4,000.00 legal retainer.

14.Counterparts.  It is understood and agreed that this Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes.  It is understood and agreed that photostatic or facsimile signatures of the original signatures of this Agreement, and/or photostatic or facsimile copies of this Agreement fully executed, shall be deemed an original for all purposes.  Any parties submitting a facsimile signature shall be estopped from denying that an original signature was required, and such parties hereby agree to provide original signatures upon demand by the other parties.  The parties hereto waive the “best evidence” rule or any similar law or rule in any proceeding in which this Agreement shall be presented as evidence.

15.Defined Terms.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Documents.

16.Binding Effect; Event of Default.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  A breach of any provision of this Agreement by Borrower, Original Guarantor or Substitute Guarantor shall be an Event of Default under the Loan Documents and Noteholder shall have such remedies as are available under the law and/or the Loan Documents.

IN WITNESS WHEREOF, Borrower, Original Guarantor, Substitute Guarantor and Noteholder have caused this instrument to be signed and sealed the day and year first above written.

[SIGNATURE PAGES FOLLOW]

BORROWER:

3596 ALPINE AVE, LLC, a Delaware limited liability company

By: /s/ Steven Bisgay

Name: Steven Bisgay

Title: Chief Financial Officer

ACKNOWLEDGMENT FOR BORROWER

STATE OF NEW YORK§

§

COUNTY OF NEW YORK§[SEAL]

On the ___4th____ day of April, in the year 2019, before me, the undersigned, personally appeared _______Steven Bisgay________, as Chief Financial Officer of 3596 ALPINE AVE, LLC, a Delaware limited liability company, personally known to me or proved to me on the same basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Katherine Bishopric

Notary Public

ORIGINAL GUARANTOR:

CF REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Steven Bisgay

Name: Steven Bisgay

Title: Chief Financial Officer

ACKNOWLEDGMENT FOR BORROWER

STATE OF NEW YORK§

§

COUNTY OF NEW YORK§[SEAL]

On the ___4th _ day of April, in the year 2019, before me, the undersigned, personally appeared _______________Steven Bisgay______________, as Chief Financial Officer of CF REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company, personally known to me or proved to me on the same basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Katherine Bishopric

Notary Public

SUBSTITUTE GUARANTOR:

RODIN GLOBAL PROPERTY TRUST, INC., a Maryland corporation

By: /s/ Steven Bisgay

Name: Steven Bisgay

Title: Chief Financial Officer

ACKNOWLEDGMENT OF SUBSTITUTE GUARANTOR

STATE OF NEW YORK§

§

COUNTY OF NEW YORK§[SEAL]

On the ___4th____ day of April, in the year 2019, before me, the undersigned, personally appeared __________Steven Bisgay_________, as Chief Financial Officer of RODIN GLOBAL PROPERTY TRUST, INC., a Maryland corporation, personally known to me or proved to me on the same basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Katherine Bishopric

Notary Public

NOTEHOLDER:

Wells Fargo Bank, National Association, as Trustee for the benefit of the registered holders of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-Through Certificates, Series 2017-C2

By:	Midland Loan Services, a division of PNC Bank, National Association, its Master Servicer

By: /s/ Alan H. Torgler

Name: Alan H. Torgler

Title: Vice President Servicing Officer

ACKNOWLEDGMENT FOR NOTEHOLDER

STATE OF                    KANSAS§

§

COUNTY OF                JOHNSON§

This instrument was acknowledged before me on this ___5th___ day of April, 2019, by    Alan H. Torgler____ as _____Vice President__________ of Midland Loan Services, a division of PNC Bank, National Association, as Master Servicer for and on behalf of Wells Fargo Bank, National Association, as Trustee for the benefit of the registered holders of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-Through Certificates, Series 2017-C2

[ S E A L ]/s/ Virginia L. Umscheid

Notary Public

My Appointment Expires:Virginia L. Umscheid

5/7/2020Printed Name of Notary Public

EXHIBIT "A"

To

Consent and Assumption Agreement

The following described Loan Documents which, if recorded, are recorded as indicated below:

1.Promissory Note dated as of July 11, 2017 in the original principal amount of $4,500,000.00 made by Borrower in favor of Original Lender (the “Note”).

2.Loan Agreement dated as of July 11, 2017, executed by Borrower and Original Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

3.Future Advance Mortgage dated as of July 11, 2017 (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, “Mortgage”) from Borrower to Original Lender covering the real and personal property described in the Mortgage (collectively, the “Property”).

4.Guaranty Agreement dated as of July 11, 2017, executed by Original Guarantor in favor of Original Lender (“Guaranty”).

5.Environmental Indemnity Agreement dated as of July 11, 2017, executed by Borrower and Original Guarantor in favor of Original Lender (“Environmental Agreement”).

Exhibit “B”

To

Consent and Assumption Agreement

“Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

“Covered Entity” shall mean (a) Borrower, Substitute Guarantor and all pledgors of collateral under the Loan Documents and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above.  For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

“Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Law”  shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

“Non-Qualified Persons” or “Embargoed Persons” shall mean any (1) person or entity who is on the most current list (“OFAC List”) of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); a “designated national,” “specially designated national,” “specially designated terrorist,” “specially designated global terrorist,” “foreign terrorist organization,” or “blocked person” within the definitions set forth in the Foreign Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended, (2) person acting on behalf of, or an entity owned or controlled by, any government against whom the United States maintains economic sanctions or embargoes under the Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended, including, but not limited to, the “Government of Sudan,” the “Government of Iran,” the “Government of Libya,” and the “Government of Iraq,” (3) person or entity who is listed in the Annex to or is otherwise within the scope of Executive Order 13224 - Blocking Property and Prohibiting Transactions with Person who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001, or (4) person or entity subject to additional restrictions imposed by the following statutes or Regulations and Executive Orders issued thereunder:  The Trading with the Enemy Act, 50 U.S.C. app. § § 1 et seq., the Iraq Sanctions Act, Pub. L. 101-513, Title V, § § 586 to 586J, 104 Stat. 2047, the National Emergencies Act, 50 U.S.C. § § 1601 et seq., the Anti-Terrorism and Effective Death Penalty Act of 1996, Pub. L. 104-132, 110 Stat. 1214-1319, the International Emergency Economic Powers Act, 50 U.S.C. § § 1701 et seq., the United Nations Participation Act, 22 U.S.C. § 287c, the International Security and Development Cooperation Act, 22 U.S.C. § 2349aa-9, the Nuclear Proliferation Prevention Act of 1994, Pub. L. 103-236, 108 Stat. 507, the Foreign Narcotics Kingpin Designation Act, 21 U.S.C. § § 1901 et seq., the Iran and Libya Sanctions Act of 1996, Pub. L. 104-172, 110 Stat. 1541, the Cuban Democracy Act, 22 U.S.C. § § 6001 et seq., the Cuban Liberty and Democratic Solidarity Act, 22 U.S.C. § § 6201-91, the Foreign Operations, Export Financing and Related Programs Appropriations Act, 1997, Pub. L. 104-208, 110 Stat. 3009-172, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, 115 Stat. 272, or any other law of similar import as to any non-U.S. country, as each such Act or law has been or may be amended, adjusted, modified, or reviewed from time to time.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

“Sanctioned Country” shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

“Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.